Exhibit 10.18

U.S. Small Business Administration UNCONDITIONAL GUARANTEE

SBA Loan #	47671350-10

SBA Loan Name	Erin Nursing, LLC

Guarantor	AdCare Health Systems, Inc.

Borrower	Erin Property Holdings, LLC

Lender	BANK OF ATLANTA

Date	July 27, 2011

Note Amount	$800,000.00

1.     GUARANTEE:

Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note, as limited below.

Guarantor must pay all amounts owing under this Guarantee when Lender makes written demand upon Guarantor.

Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.     NOTE:

The “Note” is the promissory note dated of even date herewith in the principal amount of Eight Hundred Thousand and No/100 Dollars ($800,000.00), from Borrower to Lender.  It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.

3.     DEFINITIONS:

“Collateral” means any property taken as security for payment of the Note or any guarantee of the Note.

“Loan” means the loan evidenced by the Note.

“Loan Documents” means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

4.     LENDER’S GENERAL POWERS:

Lender may take any of the following actions at any time, without notice, without Guarantor’s consent, and without making demand upon Guarantor:

A.    Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;

B.    Refrain from taking any action on the Note, the Collateral, or any guarantee;

C.    Release any Borrower or any guarantor of the Note;

D.    Compromise or settle with the Borrower or any guarantor of the Note;

E.     Substitute or release any of the Collateral, whether or not Lender receives anything in return;

F.     Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;

G.    Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and

H.    Exercise any rights it has, including those in the Note and other Loan Documents.

These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.     FEDERAL LAW:

When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations.  Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability.  As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.     RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

To the extent permitted by law,

A.    Guarantor waives all rights to:

1)             Require presentment, protest, or demand upon Borrower;

2)             Redeem any Collateral before or after Lender disposes of it;

3)             Have any disposition of Collateral advertised; and

4)             Require a valuation of Collateral before or after Lender disposes of it.

B.    Guarantor waives any notice of:

1)             Any default under the Note;

2)             Presentment, dishonor, protest, or demand;

3)             Execution of the Note;

4)             Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;

5)             Any change in the financial condition or business operations of Borrower or any guarantor;

6)             Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and

7)             The time or place of any sale or other disposition of Collateral.

C.    Guarantor waives defenses based upon any claim that:

1)             Lender failed to obtain any guarantee;

2)             Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;

3)             Lender or others improperly valued or inspected the Collateral;

4)             The Collateral changed in value, or was neglected, lost, destroyed, or underinsured;

5)             Lender impaired the Collateral;

6)             Lender did not dispose of any of the Collateral;

7)             Lender did not conduct a commercially reasonable sale;

8)             Lender did not obtain the fair market value of the Collateral;

9)             Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;

10)           The financial condition of Borrower or any guarantor was overstated or has adversely changed;

11)           Lender made errors or omissions in Loan Documents or administration of the Loan;

12)           Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor:

13)           Lender impaired Guarantor’s suretyship rights;

14)           Lender modified the Note terms, other than to increase amounts due under the Note.  If Lender modifies the Note to increase the amounts due under the Note without Guarantor’s consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;

15)           Borrower has avoided liability on the Note; or

16)           Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.     DUTIES AS TO COLLATERAL:

Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee.  Lender has no duty to preserve or dispose of any Collateral.

8.     SUCCESSORS AND ASSIGNS:

Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.     GENERAL PROVISIONS:

A.    ENFORCEMENT EXPENSES.  Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney’s fees and costs.

B.    SBA NOT A CO-GUARANTOR.  Guarantor’s liability will continue even if SBA pays Lender.  SBA is not a co- guarantor with Guarantor.  Guarantor has no right of contribution from SBA.

C.    SUBROGATION RIGHTS.  Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.

D.    JOINT AND SEVERAL LIABILITY.  All individuals and entities signing as Guarantor are jointly and severally liable.

E.     DOCUMENT SIGNING.  Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

F.     FINANCIAL STATEMENTS.  Guarantor must give Lender financial statements as Lender requires.

G.    LENDER’S RIGHTS CUMULATIVE, NOT WAIVED.  Lender may exercise any of its rights separately or together, as many times as it chooses.  Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.

H.    ORAL STATEMENTS NOT BINDING.  Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.

I.      SEVERABILITY.  If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.

J.     CONSIDERATION.  The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

10.           STATE-SPECIFIC PROVISIONS:

Time is of the essence of this Guarantee.

The Guarantor hereby waives the right to require the Holder of the obligations hereby guaranteed to take action against the Debtor as provided in O.C.G.A. § 10-7-24.

THE UNDERSIGNED HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR CLERK OF ANY COURT OF RECORD IN THE UNITED STATES OR ELSEWHERE TO APPEAR FOR AND, WITH OR WITHOUT DECLARATION FILED, CONFESS JUDGMENT AGAINST THE UNDERSIGNED IN FAVOR OF THE HOLDER, ASSIGNEE OR SUCCESSOR OF HOLDER OF THE NOTE, AT ANY TIME, FOR THE FULL OR TOTAL AMOUNT OF THIS NOTE, TOGETHER WITH ALL INDEBTEDNESS PROVIDED FOR THEREIN, WITH COSTS OF SUIT AND ATTORNEY’S COMMISSION OF TEN (10) PERCENT FOR THE COLLECTION; AND THE UNDERSIGNED EXPRESSLY RELEASES ALL ERRORS, WAIVES ALL STAY OF EXECUTION, RIGHTS OF INQUISITION AND EXTENSION UPON ANY LEVY UPON REAL ESTATE AND ALL EXEMPTION OF PROPERTY FROM LEVY AND SALE UPON ANY EXECUTION HEREON; AND THE UNDERSIGNED EXPRESSLY AGREES TO CONDEMNATION AND EXPRESSLY RELINQUISHES ALL RIGHTS TO BENEFITS OR EXEMPTIONS UNDER ANY AND ALL EXEMPTION LAWS NOW IN FORCE OR WHICH MAY HEREAFTER BE ENACTED.

11.   GUARANTOR ACKNOWLEDGMENT OF TERMS.

Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

12.  WARNING—BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.  IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

13.   GUARANTOR NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

SEE ATTACHED SIGNATURE PAGE

SIGNATURE PAGE

ADCARE HEALTH SYSTEMS, INC., an Ohio corporation

By:	/s/ Chris Brogdon
Chris Brogdon
Vice Chairman and Chief Acquisition Officer

CORPORATE ACKNOWLEDGMENT

STATE OF GEORGIA

COUNTY OF COBB

On this        day of July, in the year 2011, before me, the undersigned, a Notary Public in and for said County and State, personally appeared Chris Brogdon, Vice Chairman and Chief Acquisition Officer of AdCare Health Systems, Inc. and thereupon he acknowledged under oath to my satisfaction that he is the person who executed the within instrument, that he was authorized to execute the within instrument on behalf of said corporation and that he executed said instrument as the voluntary act of the said company.

Signature	/s/ Ellen W. Smith
Notary Public in and for said County and State

My Commission Expires: